                                                            EXHIBIT NO. 99.2(b)

                          Master Amended and Restated By-Laws, January 1, 2002,
                                                   As revised December 16, 2004

                                                             FORM OF APPENDIX A
                                                         Revised: June 29, 2005

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                                                                        FISCAL
TRUST                                                                   YEAR END
--------------------------------------------------------------------------------

MFS Series Trust I                                                      08/31
MFS Series Trust II                                                     11/30
MFS Series Trust III                                                    01/31
MFS Series Trust IV                                                     08/31
MFS Series Trust V                                                      09/30
MFS Series Trust VI                                                     10/31
MFS Series Trust VII                                                    11/30
MFS Series Trust VIII                                                   10/31
MFS Series Trust IX                                                     04/30*
                                                                        10/31**
MFS Series Trust X                                                      05/31<
                                                                        07/31<<
                                                                        08/31<<<
MFS Series Trust XI                                                     09/30
MFS Series Truist XII                                                   04/30

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* The fiscal year end is 4/30 for the following series of MFS Series Trust IX:

    MFS Bond Fund                                 MFS Municipal Limited Maturity
    MFS Emerging Opportunities Fund               Fund
    MFS Intermediate Investment Grade Bond Fund   MFS Research Bond Fund
    MFS Limitied Maturity Fund                    MFS Research Bond Fund J

** The fiscal year end is 10/31 for the following series of MFS Series Trust IX:

    MFS Inflation Adjusted Bond Fund

< The fiscal year end is 5/31 for the following series of MFS Series Trust X:

    MFS Aggressive Growth Allocation Fund      MFS International Growth Fund
    MFS Conservative Allocation Fund           MFS International Value Fund
    MFS Emerging Markets Equity Fund           MFS Moderate Allocation Fund
    MFS Gemini U.K. Fund                       MFS International Diversification
    MFS Growth Allocation Fund                 Fund

<< The fiscal year end is 7/31 for the following series of MFS Series Trust X:

    MFS Emerging Markets Debt Fund             MFS New Endeavor  Fund
    MFS Global Value Fund                      MFS Strategic Value Fund

<<< The fiscal year end is 8/31 for the following series of MFS Series Trust X:
    MFS Floating Rate High Income Fund
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                                                                        FISCAL
TRUST                                                                   YEAR END

MFS Growth Opportunities Fund                                           12/31
MFS Government Securities Fund                                          02/28
Massachusetts Investors Growth Stock Fund                               11/30
MFS Government Limited Maturity Fund                                    12/31
Massachusetts Investors Trust                                           12/31
MFS Municipal Income Trust                                              10/31
MFS Multimarket Income Trust                                            10/31
MFS Government Markets Income Trust                                     11/30
MFS Intermediate Income Trust                                           10/31
MFS Charter Income Trust                                                 11/30
MFS Special Value Trust                                                 10/31
MFS Municipal Series Trust                                              03/31
MFS Institutional Trust                                                 06/30
MFS Variable Insurance Trust                                            12/31